Exhibit 99.1

Investor Presentation May 2006

Forward Looking Statement

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission.

Corporate Profile

Headquartered in Birmingham, Alabama Founded in 1999 by current management team Total assets of $804 million as of March 31, 2006 Correspondent banking model

Currently 170 community bank customers Current Markets – Southeastern U.S. and Texas

Funded with branchless deposits

Management Team

Name Title Age Years in Banking Previous Banking Experience

Greg Lee Chairman and CEO 46 26 The Bankers Bank (GA)

David Long President 43 21 The Bankers Bank (GA)

Jack Moran Chief Financial Officer 44 22 Anchor Financial Corp.

Kenneth Vassey Senior Lending Officer 47 25 The Bankers Bank (GA)

Cindy Russo SVP of Operations 48 26

Compass Bank

Investment Considerations

Unique business model in growing markets Low-cost delivery channels Exportable model Excellent asset quality Strong management team

Financial Summary

(dollars in thousands) 1Q06 1Q05

Assets $803,867 $629,967

Loans $527,861 $391,059

Deposits $608,789 $474,387

Earnings before Taxes $2,102 $1,497

Net Interest Margin 3.28% 2.99%

Efficiency Ratio 60.75% 66.79%

NCOs / Avg. Loans 0.03% 0.07%

NPA / Total Assets 0.52% 0.29%

Business Model

Lending

Funding

Correspondent

Wholesale

Banking

Branchless Deposits

Nexity Financial

Retail Residential

Wholesale Borrowings

Model complemented with numerous fee-income products

Correspondent Banking Overview

Banking services provided to community banks

Purchase and sale of loan participations

Fixed income investment services

Funds management programs

Currently 170 community banking clients

Business Strategy

Leverage low-cost delivery channels

Maintain superior customer service

Strategically export business model to other geographic areas

Expand and capitalize on fee-income opportunities

Market Areas

Current Correspondent Banking Market Offices

Atlanta, Georgia Birmingham, Alabama Dallas, Texas

Myrtle Beach, South Carolina Winston-Salem, North Carolina

Future Expansion

Florida

Mid-Atlantic United States

Mid-West United States

Growth Opportunities

FDIC Insured Institutions Formed Number of Banks

2005 2004 2003 2002 2001 3/31/06

Alabama 4 4 4 0 3 159

Florida 19 15 13 6 11 303

Georgia 13 14 13 11 10 342

North Carolina 3 7 2 1 4 109

South Carolina 3 1 1 1 3 99

Texas 6 9 10 6 7 657

Total 48 50 43 25 38 1,669

Strategic Objectives

Continue to improve core profitability

Maintain strong quality asset growth

Enter additional geographic target markets

Build the most fundamentally sound, high performance bank in the nation

Financial Overview

Balance Sheet Highlights

$900,000

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$0

(dollars in thousands)

Loans

Deposits

Assets

2001

2002

2003

2004

2005

3/31/2006

Loan Portfolio Mix

0%

7%

0%

20%

32%

41%

Commercial, financial, and agricultural

Real estate - mortgage

Home equity lines of credit

Other

Real estate - construction

Installment loans to individuals

Lease financing receivables

Data as of March 31, 2006

Deposit Mix

20%

1%

1%

37%

34%

7%

0%

Noninterest-bearing demand

Savings accounts

Time deposits > $100K

Interest-bearing checking

Brokered deposits

Money market accounts

Time deposits < $100K

Data as of March 31, 2006

Geographic Diversity

Loans (Top 5)

Georgia 39.07%

South Carolina 27.29%

Florida 9.00%

North Carolina 6.07%

Alabama 5.99%

Deposits (Top 5*)

Alabama 21.85%

California 11.03%

Florida 8.49%

Texas 7.65%

New York 5.56%

Data as of March 31, 2006

* Deposit accounts are in all 50 states

Asset Quality

1.00%

0.90%

0.80%

0.70%

0.60%

0.50%

0.40%

0.30%

0.20%

0.10%

0.00%

0.45% 0.23% 2002

0.29% 0.17% 2003

0.31% 0.09% 2004

0.53% 0.07% 2005

0.52% 0.03% 3/31/2006*

* NCO Ratio is YTD Annualized

Net Interest Margin

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

3.07% 2002

2.98% 2003

2.97% 2004

3.13% 2005

3.28% 3/31/2006*

* YTD Annualized

Efficiency Ratio

80%

70%

60%

50%

40%

30%

20%

10%

0%

76.45% 2002

67.74% 2003

63.46% 2004

63.30% 2005

60.75% 3/31/2006

Quarterly Earnings Last Five Quarters

(dollars in thousands)

$2,500

$2,000

$1,500

$1,000

$500

$0

Earnings before Taxes

1Q 2005

2Q 2005

3Q 2005

4Q 2005

1Q 2006

Valuation Considerations

Valuation

Current Price Per Share – 4/27/06 $12.51

Tangible Equity – 3/31/06 $62.4 million

Shares Outstanding – 3/31/06 8.7 million

Price / Tangible Book 175.0%

Price / Annualized 1Q 2006 EPS 22.3x

Stock Buyback Program

Shares Authorized in Buyback Program 400,000

Percentage of Shares Outstanding 4.6%

Shares Repurchased – 4/27/06 225,500

Percentage of Shares Outstanding 2.6%

* Buyback program started March 3, 2006

Comparable Companies

Nexity Financial Comparable Companies(1)

Price / Book 172.3% 234.0%

Price / Tg. Book 175.0% 249.0%

Equity / Assets 8.3% 8.4%

(1) Comparable companies include FSGI, PNFP, CBON, TBBK, GBTS, TMCV, CSNT, ANCX, and CWBS; pricing data as of April 21, 2006. These public companies with assets between $500 million and $1.5 billion grew assets over 30% and net income over 20% in 2005.

Outstanding Growth Trends

Excellent Profit

Potential Exportable growth model

Excellent asset quality

Strong management team

Investment Considerations